                                       Securities and Exchange Commission
                                             Washington, D.C. 20549
                                 -----------------------------------------------

                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report (Date of earliest event reported): July 28, 2005

                                           The Phoenix Companies, Inc.
-----------------------------------------------------------------------------------------------------------------
                             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                     1-16517                                  06-1599088
-------------------                     --------------------------                   ---------------------
(State or Other Jurisdiction             (Commission File Number)                            (IRS Employer
   of Incorporation)                                                                   Identification No.)

            One American Row, Hartford, CT                                                   06102 -5056
--------------------------------------------------------------                             --------------
       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
                                                                                        -----------------

                                                 NOT APPLICABLE
            -----------------------------------------------------------------------------------------
                          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On July 28, 2005, The Phoenix Companies, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2005. This is furnished as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

         The following exhibit is furnished herewith:

         99.1 News release of The Phoenix Companies, Inc. dated July 28, 2005, regarding the matters described in Item 2.02.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                  THE PHOENIX COMPANIES, INC.

Date:  July 28, 2005                                              By: /s/ Scott R. Lindquist
                                                                  ---------------------------------------
                                                                  Name:  Scott R. Lindquist
                                                                  Title: Senior Vice President and Chief
                                                                          Accounting Officer

[LOGO]PHOENIX

      The Phoenix Companies, Inc.                              N  E  W  S     R  E  L  E  A S E

      One American Row
      PO Box 5056
      Hartford CT 06102-5056
      PhoenixWealthManagement.com

      Contacts:
      Media Relations                       Investor Relations
      Alice S. Ericson                      Peter A. Hofmann
      860-403-5946                          860-403-7100

      For Immediate Release

             The Phoenix Companies, Inc. Reports Second Quarter 2005 Earnings; Net Income Rises 56
                                            Percent Year-Over-Year

      HARTFORD, Conn., July 28, 2005 - The Phoenix Companies, Inc. (NYSE: PNX) today reported second quarter
      2005 earnings.
      •  Net income was $22.4 million, or $0.22 per diluted share, a 56 percent rise from $14.4 million, or
         $0.14 per share, in the 2004 second quarter.
      •  Total segment income was $30.9 million, or $0.31 per diluted share, an 86 percent rise from $16.6 million, or $0.16 per share, in the 2004 second quarter.
      •  Life and Annuity pre-tax segment income was $58.7 million, compared with $33.8 million in the 2004 second quarter. The current quarter result includes a $23.6 million pre-tax deferred acquisition cost
         (DAC) benefit related primarily to favorable mortality experience.
      •  Asset Management pre-tax segment income was $0.1 million, consistent with income in the 2004 second quarter.

          Dona D. Young, chairman, president and chief executive officer, said, "The quarter reflects solid progress in our two core businesses despite a lackluster equity market and low interest rates. It also demonstrates focused execution on our core business plans for the year."
          She continued, "Life sales improved from the first quarter, and mutual fund flows were up sequentially and year-over-year. Next week we will complete a three-month period of concentrated product introductions that includes 16 new products - 11 mutual funds, three life products and two annuity products - which position us well for the balance of the year and into 2006.
          "Life and Annuity earnings included a benefit due to changes in deferred acquisition cost assumptions. The primary driver of these changes was the strength of the company's mortality experience.
      Asset Management margins improved sequentially despite lower revenues and the impact

                                                     -more-

The Phoenix Companies Inc....2

      of the equity market. At the same time, the restructuring of our Asset Management business continues to progress, and we are highly focused on resolving the remaining outstanding issues," she said.

   SECOND QUARTER 2005 RESULTS

   Earnings Summary                                                    Second          Second
   (Millions except per share data)                                    Quarter         Quarter
                                                                        2005            2004           Change
                                                                   -------------    ------------    -----------
   Life and Annuity Segment                                             $58.7           $33.8           $24.9
   Asset Management Segment                                               0.1             0.1            --
                                                                   -------------    ------------    -----------
   Operating Segment Income                                              58.8            33.9            24.9
   Venture Capital Segment                                                2.7             4.4            (1.7)
   Corporate and Other Segment                                          (16.4)          (16.0)           (0.4)
                                                                   -------------    ------------    -----------
   Total Segment Income, Before Income Taxes                             45.1            22.3            22.8
   Applicable Income Taxes                                               14.2             5.7             8.5
                                                                   -------------    ------------    -----------
   Total Segment Income (1)                                               30.9            16.6            14.3
   Realized Gains (Losses), Net                                          (0.6)            8.6            (9.2)
   Restructuring Costs and Other Nonrecurring Items, Net                 (7.9)          (10.8)            2.9
                                                                   -------------    ------------    -----------
   Net Income                                                           $22.4           $14.4            $8.0
                                                                   =============    ============    ===========

   Earnings Per Share Summary
   Total Segment Income Per Share (1)
        Basic                                                             $.32            $.18            $.14
        Diluted                                                           $.31            $.16            $.15
   Net Income Per Share
        Basic                                                             $.24            $.15            $.09
        Diluted                                                           $.22            $.14            $.08
   Weighted Average Shares Outstanding
        Basic                                                              95.0           94.6             .4
        Diluted                                                           101.1          101.3            (.2)

          (1) Total segment income is a non-GAAP financial measure that is presented in a manner consistent with the way management evaluates operating results. A reconciliation of non-GAAP financial measures to
      GAAP is provided in the tables at the end of this release.

    SUMMARY OF SEGMENT RESULTS

    Life and Annuity

    Summary                                                            Second          Second
    (millions)                                                         Quarter         Quarter
                                                                        2005            2004           Change
                                                                   -------------    ------------    -----------
    Life Insurance Income (pre-tax)                                      $68.3           $29.2           $39.1
    Annuity Income (Loss) (pre-tax)                                       (9.6)            4.6           (14.2)
                                                                   -------------    ------------    -----------
    Life and Annuity Segment Income (pre-tax)                            $58.7           $33.8           $24.9
                                                                   =============    ============    ============

    Life Insurance Sales (Annualized + Single Premium)                   $34.4           $36.5           $(2.1)
    Annuity Deposits                                                      80.4           137.9           (57.5)
    Annuity Net Deposits                                               $(155.1)         $(30.0)        $(125.1)

      •  Life and Annuity segment income reflects year-over-year improvements in investment and mortality margins, continued strong persistency and the benefit of expense reductions, particularly those related to the second quarter 2004 sale of Phoenix's affiliated retail distribution to Linsco/Private
         Ledger (LPL).
      •  Life Insurance income included a $34.3 million pre-tax DAC benefit related primarily to the recognition of favorable mortality experience.

                                                    -more-

The Phoenix Companies Inc....3

      •  Annuity income included a $10.7 million pre-tax DAC writedown related primarily to revised assumptions on interest rates and spreads.
      •  While total life sales declined year-over-year, primarily due to the sale of affiliated retail distribution, annualized life premium rose 10 percent.  Excluding formerly affiliated distribution and
         LPL for both periods, total life sales rose 2 percent and annualized life premium rose 15 percent.
      •  The year-over-year decrease in annuity deposits reflects the sale of affiliated retail distribution and the absence of new product introductions in the first half of the year.
      •  Life sales and annuity deposits exclude private placement deposits. Total private placement life and annuity deposits were $23.2 million in the second quarter of 2005, compared with $85.6 million in the prior year's second quarter. Year-to-date private placement deposits totaled $525.1 million, well over double full-year 2004 results.

   Asset Management

   Summary                                                            Second          Second
   (Millions)                                                         Quarter         Quarter
                                                                       2005            2004           Change
                                                                   ------------    ------------    ------------
   Asset Management Segment Income (pre-tax)                             $0.1            $0.1          $ --

   Asset Management Inflows                                          $1,451.8        $1,758.0         $(306.2)
   Asset Management Net Flows                                       $(1,795.7)      $(2,791.2)         $995.5

   Assets Under Management (end of period)                          $42,309.2       $43,642.5       $(1,333.3)

      •  Segment income reflects lower revenues, resulting from net outflows and uneven markets.  At the same time, it benefited from continued expense reductions even as the company invested in product development and institutional distribution.
      •  Mutual fund sales continued to grow, rising 50 percent from the 2004 second quarter to $535.2 million, with net inflows of $7.5 million, compared with net outflows of $235.4 million in the prior year's quarter. Overall outflows were driven by continued redemptions in under-performing equity institutional products.
      •  For the five-year period ended June 30, 2005, 60 percent of assets under management out-performed their respective benchmarks.
      •  Pre-tax operating margin, before intangible amortization and minority interest, was 16.6 percent for the quarter.

      VENTURE CAPITAL SEGMENT
          The Venture Capital segment had pre-tax earnings of $2.7 million in the 2005 second quarter, compared with $4.4 million in the prior year's second quarter. The current and prior years' quarter results reflect modest activity in the portfolio during these periods.

                                                    -more-

The Phoenix Companies Inc....4

      Corporate and Other Segment
         The Corporate and Other segment had a pre-tax loss of $16.4 million in the 2005 second quarter, compared with a $16.0 million loss in the prior year's second quarter. The result reflects higher interest expense of $1.5 million as a result of the fourth quarter 2004 surplus notes refinance transaction.

      OTHER ITEMS
      •  Restructure charges for the 2005 second quarter of $6.7 million after-tax relate principally to restructuring activity in the Asset Management business.
      •  Net income reflects the impact of impairments in certain non-recourse CDO investment pools consolidated on Phoenix's balance sheet under FIN 46-R. These losses, which totaled $1.2 million in the 2005 second quarter, will reverse as the CDOs mature, are liquidated or are deconsolidated.
      •  Second quarter 2005 net realized investment losses of $0.6 million included $9.3 million of net impairments ($0.3 million after offsets) in the corporate investment portfolio, compared with $1.2 million in net impairments ($0.8 million after offsets) in the 2004 second quarter.
      •  Phoenix Life Insurance Company had a statutory net gain from operations of $16.9 million in the 2005 second quarter, compared with a $0.9 million loss in the 2004 second quarter. Statutory surplus grew by 11 percent from the prior year to $1.0 billion at June 30, 2005. Year-to-date statutory gain from operations was $33.2 million, and the estimated risk-based capital ratio remained over 350 percent at the end of the second quarter.

      GUIDANCE
         Phoenix today confirmed the following targets for 2005:
      •  A total segment return on equity of 5.0 percent to 5.5 percent for the year, compared with 4.1 percent achieved in 2004 and 4.8 percent achieved year-to-date
      •  Double-digit growth in total life insurance sales
      •  Positive net flows in Asset Management and variable annuities
      •  An 18 percent pre-tax operating margin, before intangible amortization and minority interest, in its
         Asset Management segment
         These targets are based on a number of planning assumptions and other factors, including equity returns (dividends and market appreciation) of 5 percent, gradually rising interest rates to a year-end level of 4.75 percent for 5-year Treasury Bonds, and an investment income return of 8 percent on venture capital investments.
         These targets represent forward-looking statements and are subject to the risks and uncertainties outlined at the end of this news release. Specifically, to the extent that actual interest rates or equity

                                                    -more-

The Phoenix Companies Inc....5

      and venture capital returns differ from the assumptions outlined above, the company's performance could differ materially from the targeted levels. Total segment return on equity and operating margin, which are non-GAAP financial measures, are further described in the tables above and in the reconciliation table at the end of this news release.

      CONFERENCE CALL
         The Phoenix Companies, Inc. will host a conference call today at 11:00 a.m. Eastern time to discuss with the investment community Phoenix's second quarter financial results. The conference call will be broadcast live over the Internet at www.PhoenixWealthManagement.com in the Investor Relations section. The call also can be accessed by telephone at 1-973-321-1020. A replay of the call will be available through
      August 11, 2005 by telephone at 1-973-341-3080 (passcode 6176620) and on Phoenix's Web site.

         The Phoenix Companies, Inc. is a leading manufacturer of life insurance, annuity and asset management products for the accumulation, preservation and transfer of wealth. With a history dating to 1851, The
      Phoenix Companies, Inc. has two principal operating subsidiaries, Phoenix Life Insurance Company and
      Phoenix Investment Partners, Ltd. Through a variety of advisors and financial services firms, the company provides products and services to affluent and high-net-worth individuals and to institutions. Phoenix has corporate offices in Hartford, Connecticut.

      FORWARD-LOOKING STATEMENT
         This release may contain forward-looking statements within the meaning of the Private Securities
      Litigation Reform Act of 1995. The company intends these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These include statements relating to trends in, or representing management's beliefs about, the company's future strategies, operations and financial results, as well as other statements including words such as
      "anticipate", "believe," "plan," "estimate," "expect," "intend," "may," "should" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning trends and future developments and their potential effects on the company. They are not guarantees of future performance. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: (i)
      changes in general economic conditions, including changes in interest and currency exchange rates and the performance of financial markets; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products and services by new and existing competitors;
      (iii) the company's primary reliance, as a holding company, on dividends and other payments from its subsidiaries to meet debt payment obligations, particularly since the company's

                                                    -more-

The Phoenix Companies....6

      insurance subsidiaries' ability to pay dividends is subject to regulatory restrictions; (iv) regulatory, accounting or tax developments that may affect the company or the cost of, or demand for, its products or services; (v) downgrades in financial strength ratings of the company's insurance subsidiaries or in the company's credit ratings; (vi) discrepancies between actual claims experience and assumptions used in setting prices for the products of insurance subsidiaries and establishing the liabilities of such subsidiaries for future policy benefits and claims relating to such products; (vii) movements in the equity markets that affect our investment results, including those from venture capital, the fees we earn from assets under management and the demand for our variable products; (viii) the company's continued
      success in achieving planned expense reductions; (ix) the effects of closing the company's retail brokerage operations; and (x) other risks and uncertainties described in any of the company's filings with the Securities and Exchange Commission. The company undertakes no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

                                                    -more-

The Phoenix Companies Inc....7

Financial Highlights
Three and Six Months Ended June 30, 2005 and 2004
(Unaudited)

                                                         Three Months                     Six Months
                                               -----------------------------    ------------------------------
                                                   2005             2004             2005              2004
                                               -------------    ------------    --------------   -------------

Income Statement Summary ($ in millions)

Revenues                                         $    623.9      $    666.1      $    1,237.3     $    1,339.4

Total Segment Income(1)                                 30.9            16.6              47.7             34.1

Net Income                                       $     22.4      $     14.4      $       31.8     $       31.0

---------------------------------------------

Earnings Per Share

Weighted Average Shares Outstanding
  (in thousands)
  Basic                                              95,034          94,644            94,982           94,569
  Diluted                                           101,116         101,294           101,719          101,645
                                               =============   =============    ==============   ==============
Total Segment Income Per Share (1)
  Basic                                          $     0.32      $     0.18      $       0.50     $       0.36
  Diluted                                        $     0.31      $     0.16      $       0.47     $       0.34
                                               =============   =============    ==============   ==============

Net Income Per Share
  Basic                                          $     0.24      $     0.15      $       0.33     $       0.33
  Diluted                                        $     0.22      $     0.14      $       0.31     $       0.30
                                               =============   =============    ==============   ==============

---------------------------------------------

Balance Sheet Summary
($ in millions, except share and per share data)          June          December
                                                          2005            2004
                                                     -------------    ------------

Invested Assets                                        $ 17,392.9      $ 17,334.6
Separate Account Assets                                   7,216.9         6,950.3
Total Assets                                             28,650.7        28,362.6
Indebtedness                                                689.1           690.8
Total Stockholders' Equity                             $  2,038.5      $  2,022.4

Common Shares outstanding (in thousands)                  95,079          94,878
                                                     -------------    ------------
Book Value Per Share                                   $    21.44      $    21.31
Book Value Per Share, excluding Accumulated
   OCI and FIN 46-R                                         21.46           21.27

Third Party Assets Under Management                    $ 42,309.2      $ 42,908.5

(1) In addition to net income presented in accordance with Generally Accepted
    Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. A reconciliation of these measures is provided at the end of this release. Total segment income is an internal performance measure used by Phoenix in the management of its operations, including its compensation plans and planning processes. Management believes that segment income provides additional insight into the underlying trends in Phoenix's operations.

    Total segment income represents income from continuing operations (which is a GAAP measure) before realized investment gains and losses and certain other items.

    *   Net realized investment gains and losses are excluded from total segment income because their size and timing are frequently subject to our discretion.

    *   Certain other items are excluded from total segment income because we believe they are (i) not indicative of overall operating trends; and
        (ii) infrequent and material and result from a business restructuring, a change in regulatory requirements, or other unusual circumstances.

    Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                                     -more-

The Phoenix Companies Inc....8

Consolidated Balance Sheet
June 30, 2005 (Preliminary) and December 31, 2004
(in millions, except share data)
                                                                              2005                  2004
                                                                         --------------        --------------
ASSETS:
Available-for-sale debt securities, at fair value                          $ 13,767.0            $ 13,476.3
Available-for-sale equity securities, at fair value                             275.0                 304.3
Trading equity securities, at fair value                                            -                  87.3
Mortgage loans, at unpaid principal balances                                    164.9                 207.9
Venture capital partnerships, at equity in net assets                           254.5                 255.3
Policy loans, at unpaid principal balances                                    2,212.0               2,196.7
Other investments                                                               358.1                 371.8
                                                                         --------------        --------------
                                                                             17,031.5              16,899.6
Available-for-sale debt and equity securities pledged as
  collateral, at fair value                                                   1,222.4               1,278.8
                                                                         --------------        --------------
Total investments                                                            18,253.9              18,178.4
Cash and cash equivalents                                                       361.4                 435.0
Accrued investment income                                                       217.9                 222.3
Receivables                                                                     152.0                 135.8
Deferred policy acquisition costs                                             1,460.7               1,429.9
Deferred income taxes                                                             5.0                  30.7
Intangible assets                                                               291.2                 308.4
Goodwill                                                                        429.0                 427.2
Other assets                                                                    262.7                 244.6
Separate account assets                                                       7,216.9               6,950.3
                                                                         --------------        --------------
Total assets                                                               $ 28,650.7            $ 28,362.6
                                                                         ==============        ==============

LIABILITIES:
Policy liabilities and accruals                                            $ 13,328.7            $ 13,132.3
Policyholder deposit funds                                                    3,321.8               3,492.4
Stock purchase contracts                                                        124.6                 131.9
Indebtedness                                                                    689.1                 690.8
Other liabilities                                                               568.9                 546.3
Non-recourse collateralized obligations                                       1,323.0               1,355.2
Separate account liabilities                                                  7,216.9               6,950.3
                                                                         --------------        --------------
Total liabilities                                                            26,573.0              26,299.2
                                                                         --------------        --------------

MINORITY INTEREST:
Minority interest in net assets of subsidiaries                                  39.2                  41.0
                                                                         --------------        --------------

STOCKHOLDERS' EQUITY:
Common stock, $0.01 par value, 106,407,418 and
  106,394,959 shares issued                                                       1.0                   1.0
Additional paid-in capital                                                    2,438.1               2,435.2
Deferred compensation on restricted stock units                                  (4.2)                 (3.6)
Accumulated deficit                                                            (269.8)               (285.6)
Accumulated other comprehensive income                                           52.9                  58.0
Treasury stock, at cost: 11,328,018 and 11,517,387 shares                      (179.5)               (182.6)
                                                                         --------------        --------------
Total stockholders' equity                                                    2,038.5               2,022.4
                                                                         --------------        --------------
Total liabilities, minority interest and stockholders' equity              $ 28,650.7            $ 28,362.6
                                                                         ==============        ==============

Certain reclassifications have been made to the 2004 financial statements to conform with the 2005 presentation.

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The Phoenix Companies Inc....9

Consolidated Statement of Income (Unaudited)
Three and Six Months Ended June 30, 2005 and 2004
(in millions)
                                                         Three Months                      Six Months
                                                -----------------------------    ------------------------------
                                                     2005            2004              2005           2004
                                                -------------    ------------    -------------    -------------

REVENUES:
Premiums                                         $    229.1       $    238.2      $     455.9      $    470.9
Insurance and investment product fees                 127.4            134.0            256.4           270.1
Broker-dealer commission and distribution
  fees                                                  7.1             20.2             13.9            44.5
Investment income, net of expenses                    268.1            259.3            536.8           537.0
Net realized investment gains (losses)                 (7.8)            14.4            (25.7)           16.9
                                               -------------    ------------    -------------    -------------
Total revenues                                        623.9            666.1          1,237.3         1,339.4
                                               -------------    ------------    -------------    -------------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder
  dividends                                           340.0            341.3            683.3           686.9
Policyholder dividends                                 83.4            105.3            167.2           211.2
Policy acquisition cost amortization                    9.9             23.1             38.1            45.7
Intangible asset amortization                           8.8              8.3             17.2            16.6
Interest expense on indebtedness                       11.4              9.9             22.5            19.7
Interest expense on non-recourse
  collateralized obligations                           10.3              7.5             19.2            16.4
Other operating expenses                              127.3            150.2            244.5           299.3
                                               -------------    ------------    -------------    -------------
Total benefits and expenses                           591.1            645.6          1,192.0         1,295.8
                                               -------------    ------------    -------------    -------------
Income from continuing operations before
  income taxes, minority interest and equity
  in earnings of affiliates                            32.8             20.5             45.3            43.6
Applicable income taxes                                10.2              6.2             13.0            13.3
                                               -------------    ------------    -------------    -------------
Income from continuing operations before
  income taxes, minority interest and equity
  in earnings of affiliates                            22.6             14.3             32.3            30.3
Minority interest in net income of subsidiaries        (0.2)             -               (0.5)              -
Equity in undistributed earnings of affiliates          -                0.3              -               0.6
                                               -------------    ------------    -------------    -------------
Income from continuing operations                      22.4             14.6             31.8            30.9
Income (loss) from discontinued operations              -               (0.2)             -               0.1
                                               -------------    ------------    -------------    -------------
Net income                                       $     22.4       $     14.4      $      31.8      $     31.0
                                               =============    =============   =============    =============

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The Phoenix Companies Inc....10

Reconciliation of Income Measures (Unaudited)
for the Three and Six Months Ended June 30, 2005 and 2004
(in millions)
                                                        Three Months                      Six Months
                                               -----------------------------    ------------------------------
                                                    2005            2004              2005           2004
                                               -------------    ------------    -------------    -------------
Segment Income (loss)

Life insurance                                  $     68.3       $     29.2      $     106.3      $     52.0
Annuities                                             (9.6)             4.6             (3.6)            7.6
                                               -------------    ------------   --------------   --------------
Life and annuity segment                              58.7             33.8            102.7            59.6
Asset management segment                               0.1              0.1             (1.6)            0.2
Venture capital segment                                2.7              4.4              0.5            16.0
Corporate and other segment                          (16.4)           (16.0)           (32.7)          (28.7)
                                               -------------    ------------   --------------   --------------
Total segment income, before income taxes             45.1             22.3             68.9            47.1
Applicable income taxes                               14.2              5.7             21.2            13.0
                                               -------------    ------------   --------------   --------------
Total segment income                                  30.9             16.6             47.7            34.1

Realized investment gains (losses), after
  income taxes and other offsets                      (0.6)             8.6             (6.5)           10.3
Realized gain (losses) from collateralized
  debt obligations                                    (1.2)            (3.6)            (0.8)           (4.6)
Income from discontinued operations, net
  of income taxes                                      -               (0.2)             -               0.1
Restructuring charges and other non-recurring
  items, net of income taxes                          (6.7)            (7.0)            (8.6)           (8.9)
                                               -------------    ------------   --------------   --------------
Net income                                      $     22.4       $     14.4      $      31.8      $     31.0
                                               =============    ============   ==============   ==============

Note: For additional information, see our financial supplement at
PhoenixWealthManagement.com.

                                       ###